Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	April 30, 2026

GRAHAM HOLDINGS COMPANY REPORTS
FIRST QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the first quarter of 2026. The Company also filed its Form 10-Q today for the quarter ended March 31, 2026 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the first quarter of 2026 was $1,236.0 million, up 6% from $1,165.9 million in the first quarter of 2025. Revenues increased at education, television broadcasting, healthcare and manufacturing, partially offset by declines at automotive and other businesses. The Company reported operating income of $57.8 million for the first quarter of 2026, compared to $47.5 million for the first quarter of 2025. The increase in operating results is due to improved results at television broadcasting, manufacturing and other businesses, partially offset by declines at education, healthcare and automotive. The Company reported adjusted operating cash flow (non-GAAP) of $112.9 million for the first quarter of 2026, compared to $88.0 million for the first quarter of 2025. Adjusted operating cash flow increased at education, television broadcasting, manufacturing and other businesses, partially offset by declines at healthcare and automotive. Capital expenditures totaled $20.9 million and $14.1 million for the first quarter of 2026 and 2025, respectively.
Acquisitions and Dispositions of Businesses
In the first quarter of 2026, the Company entered into an agreement to sell the Kaplan Languages Group (KLG) included in Kaplan International, with an expected closing date of May 1, 2026. At March 31, 2026, the Company classified the assets and liabilities of KLG as held for sale; the Company also recorded a $19.0 million pre-tax impairment charge in the first quarter of 2026 related to the KLG business.
In March 2026, Graham Healthcare Group acquired Covenant Home Health of Havertown, PA, a home health provider in Eastern Pennsylvania.
Debt, Cash and Marketable Equity Securities
At March 31, 2026, the Company had $822.0 million in borrowings outstanding at an average interest rate of 5.8%, including $149.1 million outstanding on its $400 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,171.8 million at March 31, 2026, excluding KLG cash classified as held for sale.
Overall, the Company recognized $68.9 million in net losses on marketable equity securities in the first quarter of 2026, compared to $43.8 million in net gains on marketable equity securities in the first quarter of 2025.
Common Stock Repurchases
During the first three months of 2026, the Company purchased a total of 32,190 shares of its Class B common stock at a cost of $34.1 million. At March 31, 2026, there were 4,329,530 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 430,292 shares as of March 31, 2026.
Overall Company Results
The Company reported net income attributable to common shares of $29.1 million ($6.62 per share) for the first quarter of 2026, compared to $23.9 million ($5.45 per share) for the first quarter of 2025.
The results for the first quarter of 2026 and 2025 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $73.9 million ($16.79 per share) for the first quarter of 2026, compared to $51.0 million ($11.64 per share) for the first quarter of 2025.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the
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Company’s 2025 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	March 31%
(in thousands, except per share amounts)	2026	2025	Change
Operating revenues	$1,235,992	$1,165,915	6
Operating expenses	1,134,681	1,090,064	4
Depreciation of property, plant and equipment	18,394	20,554	(11)
Amortization of intangible assets	6,055	7,824	(23)
Impairment of goodwill and asset group held for sale	19,029	—	—
Operating income	57,833	47,473	22
Equity in earnings (losses) of affiliates, net	34,850	(8,428)	—
Interest income	2,475	2,500	(1)
Interest expense	(16,229)	(82,277)	(80)
Non-operating pension and postretirement benefit income, net	31,073	34,617	(10)
(Loss) gain on marketable equity securities, net	(68,923)	43,801	—
Other expense, net	(428)	(4,065)	(89)
Income before income taxes	40,651	33,621	21
Provision for income taxes	9,900	7,900	25
Net income	30,751	25,721	20
Net income attributable to noncontrolling interests	(1,645)	(1,827)	(10)
Net Income Attributable to Graham Holdings Company Common Stockholders	$29,106	$23,894	22
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$6.68	$5.50	21
Basic average number of common shares outstanding	4,331	4,320
Diluted net income per common share	$6.62	$5.45	21
Diluted average number of common shares outstanding	4,375	4,358

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended
	March 31		%
(in thousands)	2026	2025	Change
Operating Revenues
Education	$440,479	$424,731	4
Television broadcasting	111,553	103,554	8
Healthcare	209,340	173,741	20
Manufacturing	125,034	98,005	28
Automotive	267,624	280,991	(5)
Other businesses	81,927	84,897	(3)
Corporate office	672	620	8
Intersegment elimination	(637)	(624)	—
	$1,235,992	$1,165,915	6
Operating Expenses
Education	$408,097	$384,698	6
Television broadcasting	77,610	79,156	(2)
Healthcare	191,914	155,424	23
Manufacturing	117,034	92,525	26
Automotive	262,316	274,499	(4)
Other businesses	106,064	116,135	(9)
Corporate office	15,761	16,629	(5)
Intersegment elimination	(637)	(624)	—
	$1,178,159	$1,118,442	5
Operating Income (Loss)
Education	$32,382	$40,033	(19)
Television broadcasting	33,943	24,398	39
Healthcare	17,426	18,317	(5)
Manufacturing	8,000	5,480	46
Automotive	5,308	6,492	(18)
Other businesses	(24,137)	(31,238)	23
Corporate office	(15,089)	(16,009)	6
	$57,833	$47,473	22
Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Education	$19,343	$2,119	—
Television broadcasting	1,360	1,360	—
Healthcare	96	118	(19)
Manufacturing	3,743	2,431	54
Automotive	5	5	—
Other businesses	537	1,791	(70)
Corporate office	—	—	—
	$25,084	$7,824	—
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Education	$51,725	$42,152	23
Television broadcasting	35,303	25,758	37
Healthcare	17,522	18,435	(5)
Manufacturing	11,743	7,911	48
Automotive	5,313	6,497	(18)
Other businesses	(23,600)	(29,447)	20
Corporate office	(15,089)	(16,009)	6
	$82,917	$55,297	50

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	Three Months Ended
	March 31		%
(in thousands)	2026	2025	Change
Depreciation
Education	$6,054	$7,764	(22)
Television broadcasting	2,336	2,628	(11)
Healthcare	1,914	1,786	7
Manufacturing	3,135	2,703	16
Automotive	1,845	1,729	7
Other businesses	2,938	3,789	(22)
Corporate office	172	155	11
	$18,394	$20,554	(11)
Pension Expense
Education	$4,439	$4,223	5
Television broadcasting	1,488	1,419	5
Healthcare	1,886	2,999	(37)
Manufacturing	1,230	1,076	14
Automotive	17	27	(37)
Other businesses	1,787	1,716	4
Corporate office	733	732	0
	$11,580	$12,192	(5)
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$62,218	$54,139	15
Television broadcasting	39,127	29,805	31
Healthcare	21,322	23,220	(8)
Manufacturing	16,108	11,690	38
Automotive	7,175	8,253	(13)
Other businesses	(18,875)	(23,942)	21
Corporate office	(14,184)	(15,122)	6
	$112,891	$88,043	28
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.

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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended
	March 31		%
(in thousands)	2026	2025	Change
Operating Revenues
Kaplan international	$271,636	$261,256	4
Higher education	92,403	88,487	4
Supplemental education	76,864	75,403	2
Kaplan corporate and other	271	12	—
Intersegment elimination	(695)	(427)	—
	$440,479	$424,731	4
Operating Expenses
Kaplan international	$240,249	$231,194	4
Higher education	74,714	75,680	(1)
Supplemental education	69,584	69,435	0
Kaplan corporate and other	4,621	6,660	(31)
Amortization of intangible assets	314	2,119	(85)
Impairment of goodwill and asset group held for sale	19,029	—	—
Intersegment elimination	(414)	(390)	—
	$408,097	$384,698	6
Operating Income (Loss)
Kaplan international	$31,387	$30,062	4
Higher education	17,689	12,807	38
Supplemental education	7,280	5,968	22
Kaplan corporate and other	(4,350)	(6,648)	35
Amortization of intangible assets	(314)	(2,119)	85
Impairment of goodwill and asset group held for sale	(19,029)	—	—
Intersegment elimination	(281)	(37)	—
	$32,382	$40,033	(19)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Kaplan international	$31,387	$30,062	4
Higher education	17,689	12,807	38
Supplemental education	7,280	5,968	22
Kaplan corporate and other	(4,350)	(6,648)	35
Intersegment elimination	(281)	(37)	—
	$51,725	$42,152	23
Depreciation
Kaplan international	$4,968	$6,549	(24)
Higher education	267	456	(41)
Supplemental education	810	753	8
Kaplan corporate and other	9	6	50
	$6,054	$7,764	(22)
Pension Expense
Kaplan international	$126	$140	(10)
Higher education	1,920	1,808	6
Supplemental education	1,986	1,887	5
Kaplan corporate and other	407	388	5
	$4,439	$4,223	5
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$36,481	$36,751	(1)
Higher education	19,876	15,071	32
Supplemental education	10,076	8,608	17
Kaplan corporate and other	(3,934)	(6,254)	37
Intersegment elimination	(281)	(37)	—
	$62,218	$54,139	15
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
HEALTHCARE DIVISION INFORMATION
(Unaudited)

	Three Months Ended
	March 31		%
(in thousands)	2026	2025	Change
Operating Revenues
CSI	$117,781	$90,248	31
Other Healthcare	91,559	83,493	10
	$209,340	$173,741	20
Operating Expenses
CSI	$111,469	$80,605	38
Other Healthcare	80,445	74,819	8
	$191,914	$155,424	23
Operating Income
CSI	$6,312	$9,643	(35)
Other Healthcare	11,114	8,674	28
	$17,426	$18,317	(5)
Amortization of Intangible Assets
CSI	$21	$33	(36)
Other Healthcare	75	85	(12)
	$96	$118	(19)
Operating Income before Amortization of Intangible Assets
CSI	$6,333	$9,676	(35)
Other Healthcare	11,189	8,759	28
	$17,522	$18,435	(5)
Depreciation
CSI	$293	$176	66
Other Healthcare	1,621	1,610	1
	$1,914	$1,786	7
Pension Expense
CSI	$—	$—	—
Other Healthcare	1,886	2,999	(37)
	$1,886	$2,999	(37)
Adjusted Operating Cash Flow (non-GAAP)(1)
CSI	$6,626	$9,852	(33)
Other Healthcare	14,696	13,368	10
	$21,322	$23,220	(8)
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.
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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended March 31
	2026			2025
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$40,651	$9,900	$30,751	$33,621	$7,900	$25,721
Attributable to noncontrolling interests			(1,645)			(1,827)
Attributable to Graham Holdings Company Stockholders			29,106			23,894
Adjustments:
Impairment charge related to KLG	19,029	4,681	14,348	—	—	—
Charges related to non-operating Separation Incentive Programs	4,100	1,067	3,033	624	160	464
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(669)	(148)	(521)	66,407	16,035	50,372
Net losses (gains) on marketable equity securities	68,923	17,606	51,317	(43,801)	(11,231)	(32,570)
Net (gains) losses of affiliates whose operations are not managed by the Company	(30,967)	(7,911)	(23,056)	11,910	3,054	8,856
Non-operating gain from the sale of a cost method investment	(484)	(124)	(360)	—	—	—
Net Income, adjusted (non-GAAP)			$73,867			$51,016

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$6.62			$5.45
Adjustments:
Impairment charge related to KLG			3.26			—
Charges related to non-operating Separation Incentive Programs			0.69			0.11
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(0.12)			11.49
Net losses (gains) on marketable equity securities			11.66			(7.43)
Net (gains) losses of affiliates whose operations are not managed by the Company			(5.24)			2.02
Non-operating gain from the sale of a cost method investment			(0.08)			—
Diluted income per common share, adjusted (non-GAAP)			$16.79			$11.64

The adjusted diluted per share amounts may not compute due to rounding.

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